PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84353-S90111

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

		For	Against	Abstain
1.	Approval of an Agreement and Plan of Reorganization between the Equinox Chesapeake Strategy Fund, a series of Equinox Funds Trust (the "Acquired Fund"), and the AXS Chesapeake Strategy Fund, a series of Investment Managers Series Trust II (the "Acquiring Fund"), providing for (i) the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund.	!	!	!

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E84354-S90111

Equinox Chesapeake Strategy Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Equinox Chesapeake Strategy Fund (the "Fund") hereby appoints Peter Campana and Scott Victor, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 16, 2019 at a Special Meeting of Shareholders on October 15, 2019 to be held at the office of Equinox Institutional Asset Management, LP at 47 Hulfish Street, Suite 510, Princeton, New Jersey 08542 at 10:00 a.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84355-S90111

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
1. Approval of an Agreement and Plan of Reorganization between the Equinox Aspect Core Diversified Strategy Fund, a series of Equinox Funds Trust (the "Acquired Fund"), and the AXS Aspect Core Diversified Strategy Fund, a series of Investment Managers Series Trust II (the "Acquiring Fund"), providing for (i) the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund.	!	!	!

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E84356-S90111

Equinox Aspect Core Diversified Strategy Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Equinox Aspect Core Diversified Strategy Fund (the "Fund") hereby appoints Peter Campana and Scott Victor, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 16, 2019 at a Special Meeting of Shareholders on October 15, 2019 to be held at the office of Equinox Institutional Asset Management, LP at 47 Hulfish Street, Suite 510, Princeton, New Jersey 08542 at 10:00 a.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84357-S90111

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

		For	Against	Abstain
1.	Approval of an Agreement and Plan of Reorganization between the Equinox IPM Systematic Macro Fund, a series of Equinox Funds Trust (the "Acquired Fund"), and the AXS IPM Systematic Macro Fund, a series of Investment Managers Series Trust II (the "Acquiring Fund"), providing for (i) the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund.	!	!	!
2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.			

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]   Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E84358-S90111

Equinox IPM Systematic Macro Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Equinox IPM Systematic Macro Fund (the "Fund") hereby appoints Peter Campana and Scott Victor, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 16, 2019 at a Special Meeting of Shareholders on October 15, 2019 to be held at the office of Equinox Institutional Asset Management, LP at 47 Hulfish Street, Suite 510, Princeton, New Jersey 08542 at 10:00 a.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E84359-S90111

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

		For	Against	Abstain
1.	Approval of an Agreement and Plan of Reorganization between the Equinox Ampersand Strategy Fund, a series of Equinox Funds Trust (the "Acquired Fund"), and the AXS Alternative Growth Fund, a series of Investment Managers Series Trust II (the "Acquiring Fund"), providing for (i) the transfer of all of the assets of the Acquired Fund to the corresponding Acquiring Fund, in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund.	!	!	!
2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.			

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

E84360-S90111

Equinox Ampersand Strategy Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Equinox Ampersand Strategy Fund (the "Fund") hereby appoints Peter Campana and Scott Victor, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 16, 2019 at a Special Meeting of Shareholders on October 15, 2019 to be held at the office of Equinox Institutional Asset Management, LP at 47 Hulfish Street, Suite 510, Princeton, New Jersey 08542 at 10:00 a.m. Eastern time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE